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                                                                    Exhibit 10.8


                                 AMENDMENT No. 4

                                       to

                     THE AMETEK SAVINGS AND INVESTMENT PLAN



         WHEREAS, there was adopted and made effective as of October 1, 1984, The AMETEK Savings and Investment Plan (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1997; and

         WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: The name of the Plan is hereby changed to "AMETEK Retirement and Savings Plan" and all references to the name of the Plan shall be changed accordingly.

         SECOND: The provisions of this Amendment No. 4 shall be effective as of January 1, 1998.

         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 23rd day of January, 1998.
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                                            AMETEK, Inc.


                                            By: /s/ Donna F. Winquist
                                                ---------------------
                                                 Donna F. Winquist
                                                 Vice President, Corporate
                                                 Counsel and Corporate
                                                 Secretary


Attest:


 /s/ Kathryn E. Londra
-------------------------------
Kathryn E. Londra
Manager, Corporate Services and
Assistant Corporate Secretary